[LOGO] EXCELSIOR FUNDS
Advised by U.S. TRUST




                            FIXED INCOME PORTFOLIOS


                                 ANNUAL REPORT

                                March 31, 2003

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
      LETTER TO SHAREHOLDERS........................................   1
      ADVISER'S FIXED INCOME MARKET REVIEW..........................   2
      ADVISER'S INVESTMENT REVIEWS
         Managed Income Fund........................................   3
         Intermediate-Term Managed Income Fund......................   4
         Short-Term Government Securities Fund......................   5
         High Yield Fund............................................   6
      STATEMENTS OF ASSETS AND LIABILITIES..........................   7
      STATEMENTS OF OPERATIONS......................................   8
      STATEMENTS OF CHANGES IN NET ASSETS...........................   9
      FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS......  10
      PORTFOLIOS OF INVESTMENTS
         Managed Income Fund........................................  12
         Intermediate-Term Managed Income Fund......................  14
         Short-Term Government Securities Fund......................  17
         High Yield Fund............................................  19
      NOTES TO FINANCIAL STATEMENTS.................................  21
      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.............  29
      DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX  30
      FEDERAL TAX INFORMATION.......................................  34

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

..  Initial Purchase and Prospectus Information and Shareholder Services
   1-800-446-1012 (From overseas, call 617-483-7297
..  Current Price and Yield Information 1-800-446-1012
..  Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

May 30, 2003

Dear Shareholder:

On many levels, the fiscal year ended March 31, 2003 proved to be a highly challenging one.

Coping with the social, political and economic aftershocks of the September 11, 2001 terrorist attacks, the President implemented a Homeland Security Office and the United States continued its international war on terrorism and was actively engaged in a conflict with Iraq as the fiscal year came to a close. In the financial markets, corporate profits continued to fall and investors, already shaken by a series of corporate governance and accounting scandals, were leery about whether an economic recovery would be possible in the near-term. The Federal Reserve has continued to keep a close eye on the sputtering drivers of the U.S. economy, however, keeping short-term interest rates at historically low levels. In this environment, equity returns, both domestically and abroad, suffered for the third consecutive year. For many investors, the appropriate response to these conditions was to seek the relative safety of bonds and money market investments where returns--while modest--were at least positive.

In the near-term, there remains uncertainty as to the timing and breadth of an economic recovery here at home. Still, from a long-term perspective, we are confident in the ability of the U.S. economy and businesses to rebound--and provide reasonable returns to investors. In all times, but particularly during times of uncertainty, maintaining portfolio diversification and a sound investment plan continue to be the best ways for investors to pursue their investment objectives.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that our broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your overall financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President

EXCELSIOR FUNDS, INC.                      ADVISER'S FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------

   In the fiscal first quarter of the year ended March 31, 2003, the Treasury market experienced a flight to quality due to the steep drop in stock markets. As a result, interest rates declined sharply, thereby, reversing the rise in yields that took place in the previous quarter. Shorter maturities benefited the most. The resurgence of accounting and corporate governance issues together with the weakness in the equity markets caused the credit sector to experience one of its worst quarterly performances. Within the major credit sectors, the industrial sector was the worst performer. The finance sector provided a relatively "safe haven" as the sector's spread was virtually unchanged. Heightened investor risk aversion provided a bid for the high-quality collateralized securities represented in the asset-backed, mortgage-backed and commercial mortgage-backed sectors. The residential mortgage backed and government agency sectors also managed to outperform Treasuries in the period.

   Another down leg in the equity markets resulted in sharply lower Treasury yields in the fiscal second quarter. Stock market weakness, downward earnings guidance and regulatory-related concerns pressured the credit sector in the period. Investor risk aversion enabled the securitized sectors to perform relatively well. Spreads in the commercial mortgage-backed sector widened by 13 basis points as 5-year and 10-year swap spreads widened by 16 basis points and 13 basis points, respectively. The Agency sector was negatively affected by the recent publicity regarding Fannie Mae's large duration gap on its balance sheet.

   In the fiscal third quarter, the relatively small change in Treasury yields masked the significant volatility that took place intra-quarter. During the first two months of the quarter yields rose sharply in response to the strong rebound in the stock market. In December, a pullback in the stock market, softer economic data and nagging worries about a looming war with Iraq caused Treasury yields to drop sharply. The recovery in the stock market together with anticipation for an improvement in corporate profitability in 2003 enabled the credit sector to have a stellar performance, however. This helped offset the sector's dismal performance in the previous quarter. The standouts this quarter were the consumer finance and auto credits, which rebounded strongly. There was also a reversal of the flight to quality seen in the prior two quarters. The robust performance of the credit sector did not detract from the securitized sectors either. The significant reduction in Fannie Mae's large duration gap alleviated investor concerns from the prior quarter and contributed to the 16 basis point tightening in Agency spreads.

   While Treasury yields were relatively unchanged by the end of the final quarter of the fiscal year, there were sharp swings intra-quarter as the markets reacted to the developments of the war with Iraq. The start of the war ended investor uncertainty as to whether and when a war would take place. This, in turn, enabled all fixed income spread sectors to outperform Treasuries. The credit sector was the best performer, although there was significant divergence within the credit sector. Sectors that were beaten down in previous quarters--such as utilities and telecommunications--rallied strongly. On the other hand, the airlines sector, hurt by declining passenger traffic and higher fuel costs, underperformed. Renewed investor confidence enabled lower quality credits to outperform for the second consecutive quarter. The securitized sectors benefited as investors reached for yield in response to record low short maturity Treasury yields.

EXCELSIOR FUNDS, INC.                                       MANAGED INCOME FUND
--------------------------------------------------------------------------------

   For the fiscal year ended March 31, 2003, the Fund realized a total return of 11.07%* and ranked 69 out of 197 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category.** The Fund has performed well in the long term, ranking 22 and 15 among 127 and 55 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2003, with cumulative total returns of 39.64%* and 92.35%*, respectively. In the first half of the fiscal year the Fund modestly outperformed its respective benchmark. While being underweight the credit sector detracted from Fund performance, this was more than offset by being underweight Treasuries, overweight the securitized sectors, having a yield curve flattening bias and a barbell mortgage backed securities structure. In the fiscal second half, the Fund benefited from positions in inflation protected securities, and a higher yield relative to its benchmark. This was partially offset by a barbell position relative to the Treasury yield curve.

                                    [CHART]



Managed Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
1 year     5 years     10 years
---------------------------------------------
11.07%      6.91%       6.76%
---------------------------------------------

                   Managed       Lehman Brothers Aggregate
                 Income Fund           Bond Index***
             -----------------       -----------------
3/31/93            $10,000                $10,000
 Mar 94             10,170                 10,236
 Mar 95             10,583                 10,748
 Mar 96             11,838                 11,906
 Mar 97             12,213                 12,491
 Mar 98             13,775                 13,990
 Mar 99             14,595                 14,896
 Mar 00             14,706                 15,177
 Mar 01             16,599                 17,078
 Mar 02             17,319                 17,990
 Mar 03             19,236                 20,093




Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers -- the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
  + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS, INC.                     INTERMEDIATE-TERM MANAGED INCOME FUND
--------------------------------------------------------------------------------

   During the first fiscal quarter interest rates declined, boosting short and intermediate term securities. This moved the yield curve back near its steepest level in decades. In this quarter, the Fund was repositioned to reduce holdings in the 2- to 5-year part of the yield curve while the 10-year plus portion was increased. Mortgages and asset-backed securities were increased to add yield in sectors with low credit risk. The fiscal second and third quarters marked another strong period for the bond market, and the Fund participated in this advance accordingly. Specifically, the Fund benefited from its overweight in non-Treasury sectors. The Fund had a 35% weight in corporates (below the market) while asset backed issues were 19% of assets (a substantial over weight). Agencies were 18% of assets and were concentrated in callable structures that are at historically wide spreads to non-call issues. Mortgage backs were 15% of assets and emphasize lower coupons for their more stable duration characteristics relative to current coupon issues. Duration is a measure of a security's price sensitivity to changes in interest rates. We continued to structure the Fund to 1) provide a high level of income and 2) be defensive should interest rates rise. In the final quarter of the fiscal year, interest rates actually declined to 40-year lows and the yield curve steepened to the peak level of past cycles. In this environment, the Fund continued a defensive posture to rising interest rates; such positioning was a modest drag on results in the period.
                                    [CHART]



Intermediate-Term Managed Income Fund+
---------------------------------------------
Average Annual Total return Ended on 3/31/03*
---------------------------------------------
1 year     5 years     10 years
---------------------------------------------
10.50%      6.82%       6.48%
---------------------------------------------


                 Intermediate-         Lehman Brothers Intermediate
            Term Managed Income Fund       Govt/Credit Index**
           -------------------------     -----------------------
3/31/93            $10,000                     $10,000
 Mar 94             10,045                      10,251
 Mar 95             10,546                      10,710
 Mar 96             11,714                      11,734
 Mar 97             12,094                      12,299
 Mar 98             13,470                      13,488
 Mar 99             14,280                      14,373
 Mar 00             14,368                      14,670
 Mar 01             16,208                      16,455
 Mar 02             16,954                      17,305
 Mar 03             18,734                      19,333




Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers -- The Lehman Brothers Intermediate Govt/Credit
   Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS, INC.                     SHORT-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund realized a total return of 7.27%* and ranked 6 out of 71 funds, based on total return, in the Lipper Short U.S. Government Funds category.** The Fund's long-term performance has been strong, ranking 10 and 8 among 58 and 29 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2003, with cumulative total returns of 33.96%* and 70.88%,* respectively. The front-end of the yield curve rallied sharply in the fiscal first quarter as weak equity markets, corporate scandals, record high bankruptcy levels, and numerous credit downgrades resulted in a flight-to-quality bid. The duration of the Fund was held neutral to slightly longer relative to the benchmark. Duration is a measure of a security's price sensitivity to changes in interest rates. Fund performance benefited from allocations to Agency debentures and mortgage-backed securities. Triple-A rated asset-backed and commercial mortgage-backed securities were also added to the Fund relative to Agency debentures as we expected the yield spread between these sectors to continue to converge. The Fund maintained roughly a 10% allocation to these short, high-quality structured securities in the quarter. Similar trends for the market and the Fund held in the fiscal second quarter exposure to Agency mortgage-backed securities was raised to 38% of the Fund relative to approximately 22% at the beginning of the quarter with allocations to Treasuries and Agency debentures subsequently reduced. These changes were made based on our view that it would be difficult for the front-end of the yield curve to continue to rally strongly given that it seemed to be pricing in a delayed economic recovery. In the fiscal second half, regarding the various sectors, the recovery in the stock market together with anticipation for an improvement in corporate profitability enabled the credit sector to have a stellar performance, at least until March and the lead up to war. This helped offset the sector's dismal performance earlier in the year. Moreover, the robust performance of the credit sector did not detract from the securitized sectors. The Fund performed well in the second half due mainly to its allocation to mortgage-backed securities. During the period, the Fund's allocation to agency mortgages was raised from 38% to 50% with purchases of 15-year 5% and 5.5% securities, 7/1 hybrids, and low-loan balance GNMA 30-year premium bonds. During the final quarter, given our expectations for higher interest rates later in the next fiscal year, we increased our allocation to Agency hybrids in the mortgage portion of the Fund in order to reduce the extension risk. The Fund's duration was held neutral to slightly longer than the benchmark with a barbell structure that would benefit from a flattening in the yield curve.
                                    [CHART]


Short-Term Government Securities Fund+
---------------------------------------------
Average Annual Total return Ended on 3/31/03*
---------------------------------------------
1 year     5 years     10 years
---------------------------------------------
7.27%       6.02%       5.50%
---------------------------------------------


                    Short-Term                 Lehman Brothers 1-3 Year
             Government Securities Fund         Government Bond Index***
             --------------------------      -----------------------------
3/31/93              $10,000                          $10,000
 Mar 94               10,220                           10,265
 Mar 95               10,659                           10,712
 Mar 96               11,434                           11,535
 Mar 97               11,982                           12,155
 Mar 98               12,757                           13,066
 Mar 99               13,464                           13,862
 Mar 00               13,856                           14,367
 Mar 01               15,122                           15,777
 Mar 02               15,931                           16,659
 Mar 03               17,090                           17,779




Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers -- The Lehman Brothers 1-3 Year Government Bond
    Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS TRUST                                           HIGH YIELD FUND
--------------------------------------------------------------------------------
   During the fiscal year ended March 31, 2003, structural changes in the High Yield market -- a corporate credit crisis, concerns over corporate governance and fraud, and other factors -- brought new variables and extreme volatility to the asset class. Our ongoing strategy remained deeply rooted in fundamentals of the bonds, while investing in companies that are not subject to as much volatility as many of the newer, larger bonds in the marketplace. On that basis, we avoided companies like WorldCom, Qwest, Tyco, Enron and many technology companies. After three markedly challenging quarters, however, the overall High Yield market did gain a firmer footing in the final quarter of the fiscal year, and Fund performance picked up accordingly. The return of the market and the Fund is heavily attributable to a strong performance from the distressed sector and utilities in particular. During the final fiscal quarter, we improved the overall credit quality of the Fund. The default rate of the High Yield market dipped significantly in the final three months of the fiscal year as well. We continued to invest in fairly liquid senior and senior secured bonds priced at a discount to par with potential for appreciation and high current yield. In addition, we continued to pursue debt holder claims in insolvencies where the situation appeared to have good fundamental asset value, rather than liquidate at distressed levels. We believed the High Yield market remained cheap compared with historical levels. For the fiscal year ended March 31, 2003, the Fund's Shares Class realized a total return of -10.49%*.

                                    [CHART]


High Yield Fund--Shares+
---------------------------------------------
Average Annual Total Return Ended on 3/31/03*
---------------------------------------------
1 year     Since Inception (10/31/00)
---------------------------------------------
(10.49)%              (0.96)%
---------------------------------------------


                                   Merrill Lynch
                   High Yield       High Yield,
                  Fund-Shares    Cash Pay Index**
                 -------------   ----------------
10/31/2000          $10,000          $10,000
    Dec 00            9,965            9,897
    Mar 01           10,776           10,512
    Jun 01           10,480           10,378
    Sep 01           10,062            9,959
    Dec 01           10,846           10,511
    Mar 02           10,913           10,717
    Jun 02           10,572           10,059
    Sep 02            9,363            9,741
    Dec 02            9,086           10,390
    Mar 03            9,768           11,107


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since October 31, 2000 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch -- The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
 + Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2003



                                                       Intermediate-
                                                           Term       Short-Term
                                            Managed       Managed     Government      High
                                            Income        Income      Securities      Yield
                                             Fund          Fund          Fund         Fund
                                         ------------  ------------- ------------ ------------
ASSETS:
 Investments, at cost-see accompanying
  portfolios............................ $310,060,942  $423,753,992  $576,559,795 $221,325,531
                                         ============  ============  ============ ============
 Investments, at value (Note 1)......... $321,447,775  $434,943,029  $582,243,142 $166,978,475
 Cash...................................           --            --            --       91,094
 Interest receivable....................    2,303,285     3,198,955     3,022,262    4,815,426
 Receivable for investments sold........    4,016,826     8,127,500    10,032,813    3,558,750
 Receivable for fund shares sold........      237,364     1,104,028       886,810      119,557
                                         ------------  ------------  ------------ ------------
   Total Assets.........................  328,005,250   447,373,512   596,185,027  175,563,302
LIABILITIES:
 Payable for dividends declared.........      811,927     1,369,527     1,128,373    2,546,948
 Payable for investments purchased......   33,649,672    40,201,894    92,044,561    4,199,938
 Payable for fund shares redeemed.......      147,441       968,909     3,162,142       80,926
 Investment Advisory fees payable (Note
  2)....................................      127,358        85,329        80,244       51,171
 Administration fees payable (Note 2)...       27,707        37,949        46,018       15,518
 Shareholder servicing fees payable
  (Note 2)..............................       24,412        34,319        48,920       39,962
 Directors'/Trustees' fees payable
  (Note 2)..............................          672           905         1,071        1,626
 Due to Custodian Bank..................           --            --       100,937           --
 Accrued expenses and other payables....       33,953        47,580        53,979       35,068
                                         ------------  ------------  ------------ ------------
   Total Liabilities....................   34,823,142    42,746,412    96,666,245    6,971,157
                                         ------------  ------------  ------------ ------------
NET ASSETS.............................. $293,182,108  $404,627,100  $499,518,782 $168,592,145
                                         ============  ============  ============ ============
NET ASSETS consist of:
 Distributions in excess of net
  investment income..................... $   (189,739) $ (1,440,762) $         -- $ (4,476,473)
 Accumulated net realized gain (loss)
  on investments........................    3,227,127     2,879,072     1,274,407  (36,798,466)
 Unrealized appreciation (depreciation)
  of investments........................   11,386,833    11,189,037     5,683,347  (54,347,056)
 Par value (Note 5).....................       31,094        54,728        68,368          423
 Paid-in capital in excess of par value.  278,726,793   391,945,025   492,492,660  264,213,717
                                         ------------  ------------  ------------ ------------
   Total Net Assets..................... $293,182,108  $404,627,100  $499,518,782 $168,592,145
                                         ============  ============  ============ ============
Net Assets:
 Shares................................. $293,182,108  $404,627,100  $499,518,782 $131,342,016
 Institutional Shares...................           --            --            --   37,250,129
Shares outstanding (Note 5):
 Shares.................................   31,093,710    54,728,396    68,368,418   32,959,511
 Institutional Shares...................           --            --            --    9,342,569
NET ASSET VALUE PER SHARE:
 Shares.................................        $9.43         $7.39         $7.31        $3.99
                                                =====         =====         =====        =====
 Institutional Shares...................           --            --            --        $3.99
                                                =====         =====         =====        =====


                      See Notes to Financial Statements.

Excelsior Funds
Statements of Operations
Year Ended March 31, 2003



                                                                    Intermediate-
                                                                        Term       Short-Term
                                                         Managed       Managed     Government      High
                                                         Income        Income      Securities      Yield
                                                          Fund          Fund          Fund         Fund
                                                       -----------  ------------- -----------  ------------
INVESTMENT INCOME:
 Interest income...................................... $16,240,181   $17,369,714  $12,744,456  $ 38,342,347
                                                       -----------   -----------  -----------  ------------
EXPENSES:
 Investment advisory fees (Note 2)....................   1,804,773     1,190,715    1,030,560     1,512,138
 Administration fees (Note 2).........................     387,543       515,824      521,256       309,870
 Shareholder servicing fees (Note 2)..................     219,150       450,069      448,177       185,793
 Shareholder servicing fees--Shares (Note 2)..........          --            --           --       381,268
 Transfer agent fees..................................      82,056        33,627       27,384        18,363
 Legal and audit fees.................................      45,865        57,212       57,463        81,474
 Custodian fees.......................................      15,635        36,097       44,534        21,985
 Registration and filing fees.........................      14,244        23,171       26,365        16,058
 Directors'/Trustees' fees and expenses (Note 2)......      10,077         8,722        8,196        11,512
 Shareholder reports..................................       5,787        14,645       17,456        12,143
 Miscellaneous expenses...............................      22,127        25,390       25,667         9,219
                                                       -----------   -----------  -----------  ------------
  Total Expenses......................................   2,607,257     2,355,472    2,207,058     2,559,823
 Fees waived and reimbursed by:
  Investment adviser (Note 2).........................    (199,413)     (396,071)    (398,154)     (460,411)
  Administrators (Note 2).............................    (110,482)     (138,470)    (137,847)      (79,760)
                                                       -----------   -----------  -----------  ------------
  Net Expenses........................................   2,297,362     1,820,931    1,671,057     2,019,652
                                                       -----------   -----------  -----------  ------------
NET INVESTMENT INCOME.................................  13,942,819    15,548,783   11,073,399    36,322,695
                                                       -----------   -----------  -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 1):
 Net realized gain (loss) on security transactions....   4,085,287     4,762,550    4,756,594   (25,570,771)
 Change in unrealized appreciation/depreciation of
  investments during the period.......................  10,361,886    13,391,317    5,985,429   (41,831,220)
                                                       -----------   -----------  -----------  ------------
Net realized and unrealized gain (loss) on investments  14,447,173    18,153,867   10,742,023   (67,401,991)
                                                       -----------   -----------  -----------  ------------
Net increase (decrease) in net assets resulting from
 operations........................................... $28,389,992   $33,702,650  $21,815,422  $(31,079,296)
                                                       ===========   ===========  ===========  ============


                      See Notes to Financial Statements.

Excelsior Funds
Statements of Changes in Net Assets



                                                                              Intermediate-
                                                                                  Term       Short-Term
                                                                   Managed       Managed     Government       High
                                                                   Income        Income      Securities       Yield
                                                                    Fund          Fund          Fund          Fund
                                                                ------------  ------------- ------------  ------------
Year Ended March 31, 2003
Net investment income.......................................... $ 13,942,819  $ 15,548,783  $ 11,073,399  $ 36,322,695
Net realized gain (loss) on security transactions..............    4,085,287     4,762,550     4,756,594   (25,570,771)
Change in unrealized appreciation/depreciation of investments
 during the year...............................................   10,361,886    13,391,317     5,985,429   (41,831,220)
                                                                ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from operations   28,389,992    33,702,650    21,815,422   (31,079,296)
Distributions to shareholders:
 From net investment income
  Shares.......................................................  (14,203,922)  (18,415,756)  (12,023,044)  (32,572,229)
  Institutional Shares.........................................           --            --            --    (9,857,367)
 Tax return of capital
  Shares.......................................................           --            --            --   (15,906,871)
  Institutional Shares.........................................           --            --            --    (4,813,913)
 From net realized gain on investments
  Shares.......................................................     (226,594)   (2,067,739)   (2,582,947)           --
                                                                ------------  ------------  ------------  ------------
     Total distributions.......................................  (14,430,516)  (20,483,495)  (14,605,991)  (63,150,380)
                                                                ------------  ------------  ------------  ------------
Increase in net assets from fund share transactions (Note 5):
  Shares.......................................................   31,418,613   118,140,590   298,529,199    29,985,579
  Institutional Shares.........................................           --            --            --    11,705,027
                                                                ------------  ------------  ------------  ------------
     Total from fund share transactions........................   31,418,613   118,140,590   298,529,199    41,690,606
                                                                ------------  ------------  ------------  ------------
Net increase (decrease) in net assets..........................   45,378,089   131,359,745   305,738,630   (52,539,070)
NET ASSETS:
 Beginning of year.............................................  247,804,019   273,267,355   193,780,152   221,131,215
                                                                ------------  ------------  ------------  ------------
 End of year(1)................................................ $293,182,108  $404,627,100  $499,518,782  $168,592,145
                                                                ============  ============  ============  ============
--------
 (1)Including distributions in excess of net investment
    income..................................................... $   (189,739) $ (1,440,762) $         --  $ (4,476,473)
                                                                ============  ============  ============  ============
Year Ended March 31, 2002
Net investment income.......................................... $ 13,704,179  $ 13,376,451  $  5,356,897  $ 24,946,088
Net realized gain (loss) on security transactions and foreign
 currency transactions.........................................    1,463,114     4,631,223       938,945    (6,711,430)
Change in unrealized depreciation of investments during the
 year..........................................................   (4,147,947)   (7,640,971)   (1,138,569)  (14,908,765)
                                                                ------------  ------------  ------------  ------------
Net increase in net assets resulting from operations...........   11,019,346    10,366,703     5,157,273     3,325,893
Distributions to shareholders:
 From net investment income
  Shares.......................................................  (13,926,740)  (13,187,825)   (5,416,236)  (19,494,900)
  Institutional Shares.........................................           --            --            --    (5,187,487)
 From net realized gain on investments
  Shares.......................................................   (1,536,194)     (582,680)     (477,466)     (801,015)
  Institutional Shares.........................................           --            --            --      (218,717)
                                                                ------------  ------------  ------------  ------------
     Total distributions.......................................  (15,462,934)  (13,770,505)   (5,893,702)  (25,702,119)
                                                                ------------  ------------  ------------  ------------
Increase in net assets from fund share transactions (Note 5):
  Shares.......................................................       74,673    57,071,153   118,822,460   133,173,237
  Institutional Shares.........................................           --            --            --    34,801,840
                                                                ------------  ------------  ------------  ------------
     Total from fund share transactions........................       74,673    57,071,153   118,822,460   167,975,077
                                                                ------------  ------------  ------------  ------------
Net increase (decrease) in net assets..........................   (4,368,915)   53,667,351   118,086,031   145,598,851
NET ASSETS:
 Beginning of year.............................................  252,172,934   219,600,004    75,694,121    75,532,364
                                                                ------------  ------------  ------------  ------------
 End of year(2)................................................ $247,804,019  $273,267,355  $193,780,152  $221,131,215
                                                                ============  ============  ============  ============
--------
 (2) Including undistributed net investment income............. $     97,924  $    198,108  $      2,458  $    254,024
                                                                ============  ============  ============  ============


                      See Notes to Financial Statements.

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios


For a Fund Share Throughout each period

                                                       Net Realized                          Distributions
                                 Net Asset                 and         Total    Dividends      From Net
                                  Value,      Net       Unrealized      From     From Net      Realized
                                 Beginning Investment  Gain (Loss)   Investment Investment      Gain on        Total
                                 of Period   Income   on Investments Operations   Income      Investments  Distributions
                                 --------- ---------- -------------- ---------- ----------   ------------- -------------
MANAGED INCOME FUND -- (1/9/86*)
 Year Ended March 31,
 1999...........................   $9.17     $0.46        $ 0.08       $ 0.54     $(0.46)       $(0.26)       $(0.72)
 2000...........................    8.99      0.47         (0.41)        0.06      (0.47)        (0.03)        (0.50)
 2001...........................    8.55      0.50          0.56         1.06      (0.50)           --         (0.50)
 2002...........................    9.11      0.49         (0.10)        0.39      (0.50)        (0.05)        (0.55)
 2003...........................    8.95      0.47          0.50         0.97      (0.48)        (0.01)        (0.49)
INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
 Year Ended March 31,
 1999...........................   $7.23     $0.39        $ 0.04       $ 0.43     $(0.39)       $(0.14)       $(0.53)
 2000...........................    7.13      0.40         (0.36)        0.04      (0.40)           --         (0.40)
 2001...........................    6.77      0.42          0.41         0.83      (0.42)           --         (0.42)
 2002...........................    7.18      0.39         (0.06)        0.33      (0.39)        (0.02)        (0.41)
 2003...........................    7.10      0.37          0.36         0.73      (0.40)        (0.04)        (0.44)
SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
 Year Ended March 31,
 1999...........................   $7.00     $0.34        $ 0.04       $ 0.38     $(0.34)           --        $(0.34)
 2000...........................    7.04      0.35         (0.15)        0.20      (0.35)       $(0.02)        (0.37)
 2001...........................    6.87      0.39          0.22         0.61      (0.39)           --         (0.39)
 2002...........................    7.09      0.33          0.05         0.38      (0.34)        (0.02)        (0.36)
 2003...........................    7.11      0.26          0.25         0.51      (0.26)        (0.05)        (0.31)
HIGH YIELD FUND -- (10/31/00*)
 Shares
 Period Ended March 31,
 2001...........................   $7.00     $0.27        $ 0.26       $ 0.53     $(0.27)           --        $(0.27)
 Year Ended March 31,
 2002...........................    7.26      1.08         (1.01)        0.07      (1.09)       $(0.04)        (1.13)
 2003...........................    6.20      0.88(5)      (1.54)(5)    (0.66)     (1.55)(4)        --         (1.55)

* Commencement of Operations
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(2)Not Annualized
(3)Annualized
(4)Includes a tax return of capital of $(0.51).
(5)For comparative purposes per share amounts are based on average shares outstanding.


                      See Notes to Financial Statements.


                                  Ratio of     Ratio of     Ratio of
                                    Net          Gross        Net
Net Asset            Net Assets, Operating     Operating   Investment
 Value,                End of     Expenses     Expenses      Income    Portfolio    Fee
   End      Total      Period    to Average   to Average   to Average  Turnover   Waivers
of Period   Return     (000's)   Net Assets  Net Assets(1) Net Assets    Rate     (Note 2)
--------- ------     ----------- ----------  ------------- ----------  ---------  --------

  $8.99     5.95%     $215,768      0.90%        1.03%        4.96%       268%     $0.01
   8.55     0.72%      220,480      0.88%        1.00%        5.42%       112%      0.01
   9.11    12.80%      252,173      0.88%        1.01%        5.81%        99%      0.01
   8.95     4.34%      247,804      0.87%        1.04%        5.39%       129%      0.02
   9.43    11.07%      293,182      0.84%        0.95%        5.10%       120%      0.01

  $7.13     6.02%     $127,743      0.60%        0.67%        5.29%       229%        --
   6.77     0.59%      155,483      0.58%        0.65%        5.80%       122%        --
   7.18    12.73%      219,600      0.56%        0.69%        6.11%       108%     $0.01
   7.10     4.60%      273,267      0.52%        0.69%        5.47%       117%      0.01
   7.39    10.50%      404,627      0.53%        0.69%        4.56%        98%      0.01

  $7.04     5.54%     $ 52,589      0.58%        0.67%        4.79%       114%     $0.01
   6.87     3.02%       59,307      0.54%        0.62%        5.07%        90%      0.01
   7.09     9.14%       75,694      0.57%        0.67%        5.59%       118%      0.01
   7.11     5.35%      193,780      0.51%        0.61%        4.33%        75%      0.01
   7.31     7.27%      499,519      0.49%        0.64%        3.22%       170%      0.01

  $7.26     7.76%(2)  $ 57,670      1.05%(3)     1.55%(3)     9.43%(3)    169%(3)  $0.01

   6.20     1.27%      172,890      1.03%        1.35%       17.56%       310%      0.02
   3.99   (10.49)%     131,342      1.08%        1.35%       18.06%       153%      0.01


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Managed Income Fund


Principal                                                              Value
 Amount                                                       Rate    (Note 1)
----------                                                    ----  ------------
ASSET-BACKED SECURITIES -- 4.72%
$  955,466 California Infrastructure SDG&E, 1997-1 A5,
            09/25/05......................................... 6.19% $    967,638
 8,000,000 CIT RV Trust, 1999-A A4, 06/15/13................. 6.16     8,481,680
 3,975,000 PP&L Transition Bond Co. llc, 1999-1 A6, 12/26/07. 6.96     4,404,062

                                                                    ------------
           TOTAL ASSET-BACKED SECURITIES (Cost $12,784,521)..         13,853,380

                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.51%
 1,475,811 Government National Mortgage Association, 1999-19
            A, 08/16/25 (Cost $1,471,429).................... 6.50     1,503,474

                                                                    ------------
COMMERCIAL MORTAGE-BACKED SECURITIES -- 18.59%
 5,144,581 Chase Commercial Mortgage Securities Corp.,
            1997-2 D, 12/19/29............................... 6.60     5,615,569
 1,142,375 +DLJ Mortgage Acceptance Corp., 1996-CF2 A1B,
            11/12/21......................................... 7.29     1,252,357
 5,300,000 First Union Commercial Mortgage Securities, Inc.,
            1997- C1 D, 04/18/29............................. 7.50     5,936,595
 5,000,000 Morgan Stanley Capital I, 1999- WF1 B, 11/15/31... 6.32     5,628,550
 4,374,000 Morgan Stanley Dean Witter Capital I, 2000-LIF2
            C, 10/15/33...................................... 7.50     5,179,715
 4,025,000 Mortgage Capital Funding, Inc., 1997-MC2 D,
            11/20/27......................................... 7.12     4,449,281
 6,208,258 Mortgage Capital Funding, Inc., 1998-MC1 A1,
            03/18/30......................................... 6.42     6,657,518
 4,250,000 Mortgage Capital Funding, Inc., 1998-MC1 C,
            03/18/30......................................... 6.95     4,831,269
 9,980,174 Nomura Asset Securities Corp., 1995-MD3 A1B,
            04/04/27......................................... 8.15    10,937,345
 3,500,000 Nomura Asset Securities Corp., 1998-D6 A4,
            03/15/30......................................... 6.92     4,003,320

                                                                    ------------
           TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost
            $51,185,132).....................................         54,491,519

                                                                    ------------
CORPORATE BONDS -- 18.77%
   424,379 Atlas Air, Inc., Series 991B, 01/02/15............ 7.63       132,219
 4,750,000 Bank One Texas N.A., 02/15/08..................... 6.25     5,361,563

Principal                                                                Value
 Amount                                                        Rate     (Note 1)
----------                                                    -----   ------------
CORPORATE BONDS -- (continued)
$3,000,000 British Telecommunications plc, 12/15/30..........  8.88%  $  3,849,447
 1,500,000 CIT Group, Inc., 04/02/07.........................  7.38      1,625,346
 5,000,000 DaimlerChrysler N.A. Holding Corp., 09/01/09......  7.20      5,600,000
           Deutsche Telekom International Finance,
 1,260,000 06/01/32..........................................  9.25      1,631,890
 1,500,000 06/15/30..........................................  8.75      1,779,375
 3,000,000 Ford Motor Co., 07/16/31..........................  7.45      2,295,000
 2,700,000 Ford Motor Credit Co., 03/15/05...................  7.50      2,742,871
 1,000,000 Frontier Corp., In Default, 05/15/04..............  7.25         60,000
 1,000,000 Georgia-Pacific Corp., 02/01/13...................  9.38      1,055,000
 2,500,000 Goldman Sachs Group, Inc., 02/15/33...............  6.13      2,508,300
   250,000 Hercules, Inc., 11/15/07.......................... 11.13        282,500
 3,850,000 Household Finance Corp., 07/15/10.................  8.00      4,553,214
   900,000 IMC Global Inc., Series B, 06/01/08............... 10.88        981,000
 1,780,000 IOS Capital llc, 06/15/04.........................  9.75      1,809,694
 3,000,000 Lehman Brothers Holdings, Inc., 01/15/05..........  7.75      3,292,500
 4,900,000 Mission Energy Holding Co., 07/15/08.............. 13.50      1,788,500
 2,000,000 Petroleos Mexicanos, 02/01/05.....................  6.50      2,132,500
   870,000 PSEG Energy Holdings, Inc., 02/15/08..............  8.63        898,275
   800,000 Sovereign Bancorp, Inc., 11/15/06................. 10.50        958,000
 2,400,000 Textron Financial Corp., 06/01/07.................  5.88      2,515,740
 5,190,000 US Bancorp MTN, 12/01/04..........................  6.88      5,625,301
 1,500,000 Weyerhaeuser Co., 12/15/33........................  6.88      1,541,748

                                                                      ------------
           TOTAL CORPORATE BONDS (Cost $51,639,497)..........           55,019,983

                                                                      ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 57.27%
15,000,000 Federal Home Loan Bank, Discount Note, 04/14/03...  1.15     14,993,771
           Federal Home Loan Mortgage Corporation
 5,720,000 07/15/32..........................................  6.25      6,495,220
   257,227 Pool # C71221, 09/01/32...........................  5.00        257,524
 1,078,804 Pool # C74339, 12/01/32...........................  5.00      1,080,051
    95,652 Pool # C75467, 01/01/33...........................  5.00         95,763


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Managed Income Fund -- (continued)


 Principal                                                              Value
  Amount                                                       Rate    (Note 1)
-----------                                                    ----  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
            Federal National Mortgage Association
$ 2,716,777 Pool # 254237, 03/01/32........................... 5.50% $  2,777,749
  4,637,777 Pool # 616638, 02/01/32........................... 5.50     4,741,861
  1,828,470 Pool # 618024, 02/01/32........................... 5.50     1,869,506
  3,848,206 Pool # 618274, 02/01/32........................... 5.50     3,934,571
    588,919 Pool # 631413, 02/01/32........................... 5.50       602,152
  3,611,732 Pool # 673996, 01/01/33........................... 5.00     3,616,962
  1,364,151 Pool # 677935, 12/01/32........................... 5.00     1,366,127
  4,994,052 Pool # 684208, 01/01/33........................... 5.00     5,001,284
 35,000,000 Federal National Mortgage Association, Discount
             Note, 04/14/03................................... 1.12    35,000,000
            Federal National Mortgage   Association
 10,800,000 TBA, 04/01/33..................................... 6.50    11,262,370
 21,805,000 04/01/33.......................................... 5.50    22,261,553
            Government National Mortgage Association
  2,358,515 Pool # 2562, 03/20/28............................. 6.00     2,458,517
  2,383,626 Pool # 267812, 06/15/17........................... 8.50     2,640,409
    647,190 Pool # 532751, 08/15/30........................... 9.00       706,044
  2,188,902 Pool # 568670, 04/15/32........................... 6.50     2,301,370
  1,392,445 Pool # 780548, 12/15/17........................... 8.50     1,541,298
  1,211,257 Pool # 780865, 11/15/17........................... 9.50     1,365,207
  2,219,780 Pool # 781084, 12/15/17........................... 9.00     2,476,882
  1,941,524 Government National Mortgage Association ARM Pool
             # 80311, 08/20/29................................ 4.50     1,984,480
            U.S. Treasury Inflationary Index Note,
  9,260,957 01/15/09.......................................... 3.88    10,551,657
  8,122,632 04/15/29.......................................... 3.88     9,985,761
            U.S. Treasury Principal Only STRIPS
 12,210,000 05/15/17.......................................... 0.00     6,137,723
 24,760,000 02/15/20.......................................... 0.00    10,396,204

                                                                     ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost
             $164,397,837)....................................        167,902,016

                                                                     ------------
TAX-EXEMPT SECURITIES -- 3.68%
  1,000,000 Arizona State Transportation Board Highway,
             Revenue Bonds, Series B, 07/01/17................ 5.25     1,101,250

Principal                                                              Value
 Amount                                                       Rate    (Note 1)
----------                                                    ----  ------------
TAX-EXEMPT SECURITIES -- (continued)
$3,490,000 Clear Creek Texas, Independent School District,
            General Obligation Bonds, 02/15/16............... 5.00% $  3,747,388
 2,700,000 Indiana Bond Bank, Revenue Bonds, Series B,
            02/01/15......................................... 5.00     2,997,000
 2,600,000 Michigan State Trunk Line, Revenue Bonds, Series
            A, 11/01/14...................................... 5.25     2,951,000

                                                                    ------------
           TOTAL TAX-EXEMPT SECURITIES (Cost $10,701,761)....         10,796,638

                                                                    ------------

  Shares
----------
SHORT-TERM INVESTMENTS -- 6.10%
 8,940,082 Dreyfus Government Cash Management Fund...........    8,940,082
 8,940,683 Fidelity U.S. Treasury II Fund....................    8,940,683

                                                              ------------
           TOTAL SHORT-TERM INVESTMENTS (Cost $17,880,765)...   17,880,765

                                                                ---------

TOTAL INVESTMENTS (Cost $310,060,942*)............ 109.64% $321,447,775
OTHER ASSETS & LIABILITIES (NET)..................  (9.64)  (28,265,667)
                                                   ------  ------------
TOTAL NET ASSETS.................................. 100.00% $293,182,108
                                                   ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $310,112,437.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, this security amounted to $1,252,357 or 0.43% of net assets.
ARM--Adjustable Rate Mortgage
Discount Note--The rate reported on the Portfolio of Investments is the effective yield rate at the time of purchase.
In Default--Security in default on interest payments.
llc--limited liability company
MTN--Medium Term Note
plc--public limited company
STRIPS--Separately Traded Registered Interest and Principal Securities
TBA--Securities traded under delayed commitments settling after March 31, 2003.
  Income on these securities will not be earned until settle date.


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Intermediate-Term Managed Income Fund



 Principal                                                             Value
  Amount                                                       Rate   (Note 1)
-----------                                                    ----  -----------
ASSET-BACKED SECURITIES -- 5.68%
$ 4,800,000 CIT RV Trust, 1999-A A4, 06/15/13................. 6.16% $ 5,089,008
  1,250,000 Citibank Credit Card Master Trust I, 1999-5 A,
             05/15/08......................................... 6.10    1,382,137
  3,310,000 Comed Transitional Funding Trust, 1998-1 A5,
             03/25/07......................................... 5.44    3,464,047
  4,090,000 MBNA Master Credit Card Trust USA, 1999-M A,
             04/16/07......................................... 6.60    4,414,623
  4,350,000 MMCA Automobile Trust, 2002-2 A3, 07/17/06........ 3.67    4,452,494
  4,115,000 Whole Auto Loan Trust, 2002-1 A3, 08/15/06........ 2.60    4,180,715

                                                                     -----------
            TOTAL ASSET-BACKED SECURITIES (Cost $22,377,108)..        22,983,024

                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.21%
    829,250 Federal Home Loan Mortgage Corporation, 16 PH,
             04/25/21 (Cost $838,724)......................... 6.75      837,123

                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 15.41%
  1,189,118 Commercial Mortgage Acceptance Corp., 1998-C1 A1,
             07/15/31......................................... 6.23    1,283,974
  2,000,000 Commercial Mortgage Asset Trust, 1999-C1 B,
             01/17/32......................................... 7.23    2,351,898
  5,400,000 +DLJ Mortgage Acceptance Corp., 1997-CF2 A1B,
             10/15/30......................................... 6.82    5,928,365
  3,200,000 First Union Commercial Mortgage Securities, Inc.,
             1997- C1 D, 04/18/29............................. 7.50    3,584,359
  2,281,304 LB-UBS Commercial Mortgage Trust, 2001-C2 A1,
             06/15/20......................................... 6.27    2,508,392
  3,713,081 Midland Realty Acceptance Corp., Series 1996-C2
             B, 01/25/29...................................... 7.34    4,234,836
  2,660,000 Morgan Stanley Capital I, 1999- CAM1 A3, 03/15/32. 6.92    2,984,547
  1,494,254 Morgan Stanley Dean Witter Capital I, 2000-LIFE
             A1, 11/15/36..................................... 7.42    1,680,427
  2,402,770 Mortgage Capital Funding, Inc., 1996-MC2 C,
             12/21/26......................................... 7.22    2,690,935
  6,000,000 Mortgage Capital Funding, Inc., 1997-MC2 A2,
             11/20/27......................................... 6.66    6,715,951

 Principal                                                              Value
  Amount                                                        Rate   (Note 1)
-----------                                                    -----  -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- (continued)
$ 2,500,000 Mortgage Capital Funding, Inc., 1998-MC1 C,
             03/18/30.........................................  6.95% $ 2,841,923
  4,390,000 Mortgage Capital Funding, Inc., 1998-MC2 D,
             06/18/30.........................................  7.09    4,870,437
  2,500,000 Nationslink Funding Corp., 1999-2 B, 06/20/31.....  7.53    2,933,161
  5,250,000 Nomura Asset Securities Corp., 1998-D6 A1B,
             03/15/30.........................................  6.59    5,961,006
  3,980,000 ** Nomura Asset Securities Corp., 1998-D6 A4,
             03/15/30.........................................  6.92    4,552,347
  2,880,278 Salomon Brothers Mortgage Securities VII, 2000-C1
             A1, 11/18/08.....................................  7.46    3,243,727
  4,000,000 ** Strategic Hotel Capital, Inc., 2003-1 D,
             02/15/13.........................................  2.43    4,000,000

                                                                      -----------
            TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost
             $57,560,009).....................................         62,366,285

                                                                      -----------
CORPORATE BONDS -- 41.16%
  4,235,000 AOL Time Warner, Inc., 05/01/05...................  5.63    4,413,882
  4,015,000 AT&T Wireless Services, Inc., 03/01/11............  7.88    4,490,585
    442,061 Atlas Air, Inc., Series 991B, 01/02/15............  7.63      137,729
  2,150,000 British Telecommunications plc, 12/15/10..........  8.38    2,611,401
  2,575,000 CIT Group, Inc., 02/07/06.........................  6.50    2,744,229
  1,890,000 Citizens Communications Co., 05/15/11.............  9.25    2,373,830
    250,000 Compagnie Generale de Geophysique S.A., 11/15/07.. 10.63      233,750
  3,390,000 Countrywide Home Loans, Inc. MTN, 12/19/05........  3.50    3,461,858
  3,700,000 Deutsche Telekom International Finance, 06/15/10..  8.50    4,341,806
  6,250,000 Duke Energy Field Services llc, 08/16/05..........  7.50    6,710,937
            Fannie Mae
  4,000,000  07/18/12.........................................  5.50    4,177,632
  3,275,000  08/15/05.........................................  3.13    3,294,041
  5,000,000  03/17/06.........................................  2.38    5,019,355
  3,950,000 First Union Corp. MTN, 11/15/06...................  6.75    4,483,171
  7,270,000 Ford Motor Credit Co., 02/01/06...................  6.88    7,144,113
 10,000,000 Freddie Mac, 04/15/05.............................  4.50   10,011,970
 11,000,000 Frontier Corp., In Default, 05/15/04..............  7.25      660,000


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Intermediate-Term Managed Income Fund -- (continued)


 Principal                                                                Value
  Amount                                                         Rate    (Note 1)
----------                                                      -----  ------------
CORPORATE BONDS -- (continued)
$4,200,000   General Electric Capital Corp. MTN, 01/15/13......  5.45% $  4,397,807
 5,530,000   General Motors Nova Scotia Finance Co., 10/15/08..  6.85     5,734,991
   500,000   +Georgia-Pacific Corp., 02/01/13..................  9.38       527,500
 5,740,000   Goldman Sachs Group, Inc., 01/15/11...............  6.88     6,544,530
   250,000   Hercules, Inc., 11/15/07.......................... 11.13       282,500
 5,525,000   Household Finance Corp., 07/15/10.................  8.00     6,534,158
   350,000   IMC Global Inc., Series B, 06/01/08............... 10.88       381,500
 2,255,000   International Lease Finance   Corp., 03/15/09.....  6.38     2,430,358
 3,000,000** 01/13/05..........................................  2.63     2,992,548
 1,610,000   IOS Capital llc, 06/15/04.........................  9.75     1,636,858
 1,725,000   J.P. Morgan Chase & Co., 03/15/12.................  6.63     1,907,576
 6,500,000   Keystone Financial Mid-Atlantic Funding Corp.
              MTN, 05/15/04....................................  7.30     6,903,910
 3,400,000   Legg Mason, Inc., 07/02/08........................  6.75     3,805,001
 3,500,000   Lehman Brothers Holdings, Inc., 01/18/12..........  6.63     3,949,606
 2,075,000   Mercantile Bancorp., 06/15/07.....................  7.30     2,412,710
 4,285,000   Metlife, Inc., 05/15/05...........................  3.91     4,408,815
 2,000,000   Mission Energy Holding Co., 07/15/08.............. 13.50       730,000
 2,000,000   +Nationwide Life Global Funding, Inc., 02/15/07...  5.35     2,118,364
 3,000,000   North Fork Backcorp., Inc., 08/15/12..............  5.88     3,225,558
 3,200,000   Qwest Capital Funding, Inc., 08/03/04.............  5.88     2,896,000
 4,000,000   Reed Elsevier Capital, Inc., 08/01/11.............  6.75     4,528,904
 3,300,000   +Schlumberger Technology Corp., 04/15/12..........  6.50     3,727,885
 4,000,000   Susquehanna Bancshares, Inc., 11/01/12............  6.05     4,068,336
 5,000,000   TCI Communications, Inc., 02/15/06................  6.88     5,406,250
 6,070,000   Textron Financial Corp., 06/01/07.................  5.88     6,362,726
 1,930,000   ** Textron Financial Corp. MTN, 02/11/05..........  2.35     1,929,747
 3,000,000   United Mexican States, 03/03/15...................  6.63     3,000,000
 2,075,000   ** Verizon Wireless Capital llc, 12/17/03.........  1.66     2,073,182
 3,275,000   Weyerhauser Co., 12/15/09.........................  5.25     3,369,995

 Principal                                                              Value
  Amount                                                       Rate    (Note 1)
-----------                                                    ----  ------------
CORPORATE BONDS -- (continued)
$ 2,000,000 Williams Cos., Inc., 03/15/04..................... 9.25% $  1,965,000

                                                                     ------------
            TOTAL CORPORATE BONDS (Cost $162,129,282).........        166,562,604

                                                                     ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 35.01%
  3,750,000 Federal Home Loan Mortgage Corporation MTN,
             01/28/05......................................... 2.05     3,771,049
            Federal National Mortgage Association
  3,622,370 Pool # 254237, 03/01/32........................... 5.50     3,703,666
  3,823,790 Pool # 545290, 10/01/16........................... 7.50     4,100,273
  1,825,912 Pool # 577218, 04/01/31........................... 6.00     1,895,392
     25,712 Pool # 578823, 04/01/31........................... 5.50        26,289
    949,904 Pool # 620017, 02/01/32........................... 5.50       971,247
  6,403,550 Pool # 624250, 01/01/17........................... 6.00     6,703,130
    324,021 Pool # 625123, 01/01/32........................... 5.50       331,293
    887,797 Pool # 625797, 01/01/17........................... 6.00       929,331
 35,000,000 Federal National Mortgage Association, Discount
             Note, 04/14/03................................... 1.12    35,000,000
            Federal National Mortgage Association TBA
 12,000,000 04/01/33.......................................... 6.50    12,513,744
 10,915,000 04/01/33.......................................... 5.50    11,143,538
  8,250,000 05/15/10.......................................... 4.50     8,390,687
            Government National Mortgage Association
    226,056 Pool # 3078, 05/20/31............................. 5.50       231,929
  5,449,759 Pool # 3319, 12/20/32............................. 5.00     5,464,926
     29,955 Pool # 195801, 01/15/17........................... 8.50        32,438
     40,729 Pool # 195833, 04/15/17........................... 8.50        44,105
     12,544 Pool # 212760, 04/15/17........................... 8.50        13,583
     18,255 Pool # 334299, 05/15/23........................... 8.00        20,052
    869,883 Pool # 367412, 11/15/23........................... 6.00       909,147
 30,000,000 ++U.S. Treasury Bill, 05/15/03.................... 1.17    29,959,050
  2,137,996 U.S. Treasury Inflation Indexed Note, 01/15/09.... 3.88     2,435,969
 31,115,000 U.S. Treasury Principal Only STRIPS, 02/15/20..... 0.00    13,064,535

                                                                     ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost
             $140,354,350)....................................        141,655,373

                                                                     ------------
TAX-EXEMPT SECURITIES -- 3.43%
  1,000,000 Arizona Agricultural Improvement and Power
             District, Revenue Bonds, Salt River Project,
             Series A, 01/01/18............................... 5.25     1,091,250
  5,000,000 Florida State Board of Education, General
             Obligation Bonds, Series C, 06/01/06............. 5.00     5,493,750


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Intermediate-Term Managed Income Fund -- (continued)


  Principal                                                               Value
   Amount                                                        Rate    (Note 1)
-----------                                                      ----  ------------
TAX-EXEMPT SECURITIES -- (continued)
$ 2,500,000** Gulf Coast, Texas, Waste Disposal Authority,
               Amoco Oil Revenue Bonds, 10/01/17................ 1.10% $  2,500,000
  4,800,000** St. Joseph County, Indiana, Educational
               Facilities Revenue Bonds, University of Notre
               Dame Du Lac Project, 03/01/37.................... 1.15     4,800,000

                                                                       ------------
              TOTAL TAX-EXEMPT SECURITIES (Cost $13,838,940)....         13,885,000

                                                                       ------------

  Shares
----------
COMMON STOCKS -- 0.01%
INFORMATION TECHNOLOGY -- 0.01%
     1,567@ Wiltel Communication, Inc. (Cost $21,703).........      19,744

                                                               -----------
SHORT-TERM INVESTMENTS -- 6.58%
12,756,449  Dreyfus Government Cash Management Fund...........  12,756,449
13,877,427  Fidelity U.S. Treasury II Fund....................  13,877,427

                                                               -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $26,633,876)...  26,633,876

                                                               -----------

TOTAL INVESTMENTS (Cost $423,753,992*)............ 107.49% $434,943,029
OTHER ASSETS & LIABILITIES (NET)..................  (7.49)  (30,315,929)
                                                   ------  ------------
NET ASSETS........................................ 100.00% $404,627,100
                                                   ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $424,355,461.
**Variable Rate Security--The rate reported is the rate in effect as of March
  31, 2003.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, these securities amounted to $12,302,114 or 3.04% of net assets.
++The rate shown is the effective yield at the time of purchase.
@ Non-income producing security
Discount Note--The rate reported on the Portfolio of Investments is the effective yield at the time of purchase.
In Default--Security in default on interest payments.
llc--limited liability company
MTN--Medium Term Note
plc--public limited company
STRIPS--Separately Traded Registered Interest and Principal Securities
TBA--Securities traded under delayed delivery commitments settling after March
  31, 2003. Income on these securities will not be earned until settle date.


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Short-Term Government Securities Fund


 Principal                                                             Value
  Amount                                                       Rate   (Note 1)
-----------                                                    ----  -----------
ASSET-BACKED SECURITIES -- 4.87%
$ 7,830,000 California Infrastructure PG&E-1, 1997-1 A7,
             09/25/08......................................... 6.42% $ 8,508,343
  4,540,000 CIT Group Home Equity Loan Trust, 2002-1 AF-3,
             01/25/27......................................... 5.19    4,674,498
  7,155,000 Comed Transitional Funding Trust, 1998-1 A6,
             06/25/09......................................... 5.63    7,830,003
  3,250,000 MMCA Automobile Trust, 2002-2 A3, 07/17/06........ 3.67    3,326,576

                                                                     -----------
            TOTAL ASSET-BACKED SECURITIES (Cost $23,722,960)..        24,339,420

                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.86%
    712,806 Federal Home Loan Mortgage Corporation, 2299 K,
             05/15/25......................................... 6.00      719,757
  2,718,969 Federal National Mortgage Association, 2001-51
             GD, 10/25/25..................................... 5.50    2,777,616
  6,429,019 Federal National Mortgage Association, 2002-59 A,
             01/25/14......................................... 5.50    6,564,546
  9,000,000 Washington Mutual, 2002-AR15 A3, 12/25/32......... 4.07    9,205,795

                                                                     -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $19,014,704)...............................        19,267,714

                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.12%
  3,939,225 +DLJ Mortgage Acceptance Corp., 1996-CF2 A1B,
             11/12/21......................................... 7.29    4,318,474
  5,000,000 LB Commercial Conduit Mortgage Trust, 1998-C1 A2,
             02/18/30......................................... 6.40    5,384,587
  5,000,000 Mortgage Capital Funding, Inc., 1996-MC2 A3,
             09/20/06......................................... 7.01    5,569,805
  4,936,361 Nationslink Funding Corp., 1998- 2 A1, 08/20/30... 6.00    5,305,514

                                                                     -----------
            TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
             (Cost $19,982,213).....................................  20,578,380

                                                                     -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 95.19%
 15,000,000 Federal Home Loan Bank, Discount Note, 04/14/03... 1.15   14,993,771
            Federal Home Loan Mortgage Corporation
 21,500,000 01/15/05.......................................... 6.88   23,520,140
  3,587,448 Pool # C68593, 11/01/28........................... 7.00    3,798,147
  6,734,825 Pool # M90767, 11/01/07........................... 4.50    6,968,813

 Principal                                                               Value
  Amount                                                        Rate    (Note 1)
-----------                                                    -----  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
$17,750,000 Federal Home Loan Mortgage Corporation MTN,
             01/28/05.........................................  2.05% $ 17,849,631
            Federal National Mortgage Association
 22,250,000 02/13/04..........................................  5.13    23,001,427
  2,751,642 Pool # 73268, 12/01/05............................  6.62     2,982,092
  4,749,145 Pool # 253509, 11/01/15...........................  7.50     5,092,536
  3,973,190 Pool # 254196, 02/01/17...........................  6.00     4,159,069
  2,644,950 Pool # 254255, 03/01/09...........................  6.00     2,744,637
  3,099,666 Pool # 254367, 06/01/09...........................  6.00     3,216,491
  3,744,797 Pool # 254438, 08/01/09...........................  5.50     3,885,820
  8,718,393 Pool # 254475, 10/01/17...........................  6.50     9,229,910
  5,209,415 Pool # 323572, 01/01/29...........................  7.50     5,568,582
  2,401,617 Pool # 382316, 04/01/10...........................  3.86     2,478,296
    355,740 Pool # 517390, 11/01/11...........................  8.00       382,306
  2,000,612 Pool # 612310, 09/01/16...........................  6.00     2,094,207
  2,404,639 Pool # 625797, 01/01/17...........................  6.00     2,517,136
  7,565,521 Pool # 634195, 10/01/28...........................  7.50     8,087,131
  3,972,901 Pool # 650170, 11/01/32...........................  6.50     4,147,323
  3,947,799 Pool # 665868, 10/01/32...........................  6.50     4,121,118
  3,991,131 Pool # 667063, 06/01/17...........................  6.00     4,176,345
  2,739,591 Pool # 670613, 11/01/32...........................  6.50     2,859,866
            Federal National Mortgage Association ARM
  5,660,139 Pool # 323597, 01/01/29...........................  6.50     5,912,527
  3,901,707 Pool # 545362, 12/01/31...........................  5.73     4,054,755
  8,570,754 Pool # 612498, 11/01/32...........................  4.47     8,779,550
  9,069,671 Pool # 612548, 01/01/33...........................  4.79     9,221,432
  8,569,690 Pool # 671699, 11/01/32...........................  4.85     8,770,713
  8,841,477 Pool # 692119, 02/01/33...........................  4.79     9,120,517
 80,000,000 Federal National Mortgage Association, Discount
             Note, 04/21/03...................................  1.17    79,900,000
            Federal National Mortgage Association TBA
 36,000,000 04/01/18..........................................  5.50    37,338,768
 25,000,000 04/01/18..........................................  5.00    25,671,875
  5,125,000 05/15/10..........................................  4.50     5,212,397
            Government National Mortgage Association
 11,077,648 Pool # 389797, 01/15/33...........................  6.00    11,577,669
  7,279,685 Pool # 587358, 10/15/32...........................  6.00     7,608,243
  3,664,359 Pool # 603861, 01/15/33...........................  6.00     3,829,761
  2,691,579 Pool # 603866, 01/15/33...........................  6.00     2,813,071
  1,753,554 Pool # 603938, 01/15/33...........................  6.00     1,832,705
  1,706,387 Pool # 780240, 09/15/09...........................  8.50     1,830,794
    559,566 Pool # 780752, 04/15/10...........................  8.50       622,262
    810,372 Pool # 781036, 10/15/17...........................  8.00       891,900
  2,142,820 Pool # 781181, 12/15/09...........................  9.00     2,331,875
            Government National Mortgage Association ARM
    948,124 Pool # 8378, 07/20/18.............................  5.75       977,290
    591,164 Pool # 80385, 03/20/30............................  5.25       602,069
 20,000,000 U.S. Treasury Bond, 11/15/09...................... 10.38    22,813,200


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2003
Short-Term Government Securities Fund -- (continued)


 Principal                                                              Value
  Amount                                                       Rate    (Note 1)
-----------                                                    ----  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
$27,694,250 U.S. Treasury Inflation Indexed Note, 01/15/09.... 3.88% $ 31,553,998
            U.S. Treasury Note,
  6,500,000 08/15/05.......................................... 6.50     7,230,210
  7,000,000 11/15/05.......................................... 5.75     7,708,750
  9,600,000 06/30/04.......................................... 2.88     9,793,498
  9,500,000 08/31/04.......................................... 2.13     9,609,839

                                                                     ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost
             $471,266,752)....................................        475,484,462

                                                                     ------------

  Shares
-----------
SHORT-TERM INVESTMENTS -- 8.52%
 21,286,583       Dreyfus Government Cash
                   Management Fund............................  21,286,583
 21,286,583       Fidelity U.S. Treasury II Fund..............  21,286,583

                                                               -----------
                  TOTAL SHORT-TERM
                   INVESTMENTS (Cost $42,573,166).............  42,573,166
                                                     -         -----------

TOTAL INVESTMENTS (Cost $576,559,795*)............ 116.56% $582,243,142
OTHER ASSETS & LIABILITIES (NET).................. (16.56)  (82,724,360)

                                                   ------- ------------
NET ASSETS........................................ 100.00% $499,518,782
                                                   ======= ============

--------
* Aggregate cost for federal income and book tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, this security amounted to $4,318,474 or 0.86% of net assets.
ARM--AdjustableRate Mortgage
Discount Note--The rate reported on the Portfolio of Investments is the effective yield at the time of purchase.
MTN--Medium Term Note
TBA--Securities traded under delayed delivery commitments settling after March
  31, 2003. Income on these securities will not be earned until settle date.


                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments March 31, 2003
High Yield Fund


 Principal                                                              Value
  Amount                                                        Rate   (Note 1)
-----------                                                    -----  ----------
CORPORATE BONDS -- 84.27%
            ADVANCED MATERIALS/PRODUCTS -- 0.15%
$   250,000 ++Hexcel Corp., 10/01/08..........................  9.88% $  260,625

                                                                      ----------
            AIRLINES -- 4.07%
  8,535,000 Air Canada Corp., In Default, 03/15/11............ 10.25   2,048,400
 13,600,000 Atlas Air, Inc., In Default, 08/01/05............. 10.75   2,584,000
  3,978,552 Atlas Air, Inc., Series 991B, 01/02/15............  7.63   1,239,558
            Northwest Airlines, Inc.,
  1,750,000  06/01/06.........................................  8.88     892,500
    200,000  03/15/08.........................................  7.88      98,000

                                                                      ----------
                                                                       6,862,458

                                                                      ----------
            APPAREL MANUFACTURERS -- 2.81%
  5,000,000 ++Levi Strauss & Co., 12/15/12.................... 12.25   4,737,500

                                                                      ----------
            BUILDING PRODUCTS - CEMENT/ AGGREGATE -- 1.37%
  6,400,000 Oglebay Norton Co., 02/01/09...................... 10.00   2,304,000

                                                                      ----------
            CABLE TV -- 2.70%
  4,000,000 Comcast Cable Communications, 05/01/07............  8.38   4,555,000

                                                                      ----------
            CASINO SERVICES -- 2.68%
  5,250,000 Mikohn Gaming Corp., Series B, 08/15/08........... 11.88   4,515,000

                                                                      ----------
            CELLULAR TELECOM -- 0.33%
  4,000,000 Horizon Pcs, Inc., 06/15/11....................... 13.75     560,000

                                                                      ----------
            COAL -- 1.20%
  2,000,000 ++Peabody Energy Corp., 03/15/13..................  6.88   2,025,000

                                                                      ----------
            COMMERCIAL SERVICE - FINANCE -- 1.94%
  6,060,000 Metris Cos., Inc., 07/15/06....................... 10.13   3,272,400

                                                                      ----------
            COMPUTER SERVICES -- 0.90%
  1,500,000 Unisys Corp., 03/15/10............................  6.88   1,515,000

                                                                      ----------
            CONTAINERS - METAL/GLASS -- 4.25%
  4,000,000 Crown Cork & Seal Co., Inc., 01/15/05.............  8.38   3,980,000
  5,000,000 US Can Corp., Series B, 10/01/10.................. 12.38   3,187,500

                                                                      ----------
                                                                       7,167,500

                                                                      ----------
            DIVERSIFIED FINANCIAL SERVICES -- 0.23%
  1,100,000 FINOVA Group, Inc., 11/15/09......................  7.50     387,750

                                                                      ----------
            DIVERSIFIED MANUFACTURING OPERATIONS -- 0.08%
    175,000 Prestolite Electric, Inc., 02/01/08...............  9.63     133,000

                                                                      ----------

 Principal                                                              Value
  Amount                                                        Rate   (Note 1)
-----------                                                    -----  -----------
CORPORATE BONDS -- (continued)
            ELECTRIC - INTERGRATED -- 8.46%
$24,420,000 Mission Energy Holding Co., 07/15/08.............. 13.50% $ 8,913,300
  5,000,000 TECO Energy, Inc., 12/01/07....................... 10.50    5,350,000

                                                                      -----------
                                                                       14,263,300

                                                                      -----------
            ENGINEERING/R&D SERVICES -- 5.74%
 18,600,000 Foster Wheeler llc, 11/15/05......................  6.75    9,672,000

                                                                      -----------
            FINANCE - OTHER SERVICES -- 2.41%
  4,000,000 IOS Capital llc, 06/15/04.........................  9.75    4,066,728

                                                                      -----------
            FORESTRY -- 0.61%
  1,000,000 ++Tembec Industries, Inc., 06/30/09...............  8.63    1,023,750

                                                                      -----------
            METAL - ALUMINUM -- 3.86%
 22,343,000 Golden Northwest Aluminum, Inc., In Default,
             12/15/06......................................... 12.00    2,122,585
 12,533,000 ++Ormet Corp., In Default, 08/15/08............... 11.00    4,386,550

                                                                      -----------
                                                                        6,509,135

                                                                      -----------
            MULTI-LINE INSURANCE -- 4.06%
  5,720,000 Allmerica Financial Corp., 10/15/25...............  7.63    4,299,655
  1,000,000 American Financial Group, Inc., 04/15/09..........  7.13      946,367
  1,500,000 Willis Corroon Corp., 02/01/09....................  9.00    1,601,250

                                                                      -----------
                                                                        6,847,272

                                                                      -----------
            OFFICE SUPPLIES & FORMS -- 0.31%
    500,000 ++Moore North America Finance, Inc., 01/15/11.....  7.88      517,500

                                                                      -----------
            OIL-FIELD SERVICES -- 2.72%
  4,775,000 Halliburton Co., Series A MTN, 05/12/17...........  7.53    4,584,000

                                                                      -----------
            OIL REFINING & MARKETING -- 4.40%
  4,000,000 ++Citgo Petroleum Corp., 02/01/11................. 11.38    4,190,000
  3,000,000 ++Premco Refining Group, Inc., 02/01/13...........  9.50    3,225,000

                                                                      -----------
                                                                        7,415,000

                                                                      -----------
            PAPER & RELATED PRODUCTS -- 3.75%
  6,000,000 ++Georgia-Pacific Corp., 02/01/13.................  9.38    6,330,000

                                                                      -----------
            PHYSICIANS PRACTICE MANAGEMENT -- 0.30%
    500,000 ++Ameripath, Inc., 04/01/13....................... 10.50      515,000

                                                                      -----------
            REAL ESTATE INVESTMENT TRUST -- 0.59%
  1,000,000 ++La Quinta Corp., 03/15/11.......................  8.88    1,003,750

                                                                      -----------


                      See Notes to Financial Statements.

Excelsior Funds Trust
Portfolio of Investments March 31, 2003
High Yield Fund -- (continued)


 Principal                                                               Value
  Amount                                                        Rate    (Note 1)
-----------                                                    -----  ------------
CORPORATE BONDS -- (continued)
            RETAIL - PROPANE DISTRIBUTION -- 2.35%
$ 4,000,000 ++Star Gas Partners L.P./Star Gas Finance Co.,
             02/15/13......................................... 10.25% $  3,960,000

                                                                      ------------
            SATELLITE TELECOM -- 4.52%
  2,410,000 PanAmSat Corp., 02/01/12..........................  8.50     2,482,300
  5,050,000 Star Choice Communications, 12/15/05.............. 13.00     5,138,375

                                                                      ------------
                                                                         7,620,675

                                                                      ------------
            SPECIAL PURPOSE ENTITY -- 1.73%
  3,000,000 IPC Acquisition Corp., 12/15/09................... 11.50     2,910,000

                                                                      ------------
            TELECOM SERVICES -- 4.05%
  1,000,000 ++Fairpoint Communications, Inc., 03/01/10........ 11.88     1,050,000
            Frontier Corp., In Default,
 32,730,000  05/15/04.........................................  7.25     1,963,800
 55,644,000  10/15/03.........................................  6.00     3,338,640
  3,400,000 Leap Wireless International, Inc., 04/15/10....... 12.50       476,000

                                                                      ------------
                                                                         6,828,440

                                                                      ------------
            TELEPHONE - INTEGRATED --  5.86%
  4,000,000 British Telecom plc, 12/15/05.....................  7.88     4,535,000
  4,000,000 Deutsche Telekom International Finance, 06/15/05..  8.25     4,406,044
  1,000,000 TSI Telecommunication Services, Inc. Series B,
             02/01/09......................................... 12.75       935,000

                                                                      ------------
                                                                         9,876,044

                                                                      ------------
            TELEVISION -- 2.78%
  1,000,000 Pegasus Communications Corp., Series B, 08/01/07.. 12.50       780,000
  5,000,000 Pegasus Satellite Communications, Inc., 08/01/06.. 12.38     3,900,000

                                                                      ------------
                                                                         4,680,000

                                                                      ------------
            TRANSPORTATION - EQUIPMENT & LEASING -- 0.68%
 28,645,000 Anthony Crane Rental L.P., Series B, In Default,
             08/01/08......................................... 10.38     1,145,800

                                                                      ------------
            TRANSPORTATION - MARINE -- 2.38%
  4,000,000 Overseas Shipholding Group, 12/01/13..............  8.75     4,014,824

                                                                      ------------
            TOTAL CORPORATE BONDS (Cost $196,408,017).........         142,078,451

                                                                      ------------

 Principal                                                                Value
  Amount                                                        Rate     (Note 1)
-----------                                                    ------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.77%
$24,900,000 Federal National Mortgage Association, Discount
             Note, 04/01/03 (Cost $24,900,000)................   1.08% $ 24,899,253

                                                                       ------------
  Shares
-----------
COMMON STOCKS -- 0.00%
            INFORMATION TECHNOLOGY -- 0.00%
          1 +Wiltel Communication, Inc. (Cost $14)............                   13

                                                                       ------------
WARRANTS -- 0.00%
     67,340 +Loral Space & Communications, Expires 12/26/06...                  673
      8,500 +Mikohn Gaming Corp., Expires 8/15/08.............                   85

                                                                       ------------
            TOTAL WARRANTS (Cost $17,500).....................                  758

                                                                       ------------
TOTAL INVESTMENTS
 (Cost $221,325,531*).........................................  99.04% $166,978,475
OTHER ASSETS AND LIABILITIES (NET)............................   0.96     1,613,670
                                                               ------  ------------
NET ASSETS.................................................... 100.00% $168,592,145
                                                               ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $226,910,018.
+ Non-income producing security
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, these securities amounted to $33,224,675 or 19.71% of net assets.
Discount Note--The rate reported on the Portfolio of Investments is the effective yield at the time of purchase.
In Default--Security in default on interest payments.
L.P.--Limited Partnership
llc--limited liability company
MTN--Medium Term Note
plc--public limited company


                      See Notes to Financial Statements.

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

   Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the "Trust") is a statutory trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end diversified management investment companies.

   Excelsior Fund and the Trust currently offer shares in seventeen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund, Portfolios of Excelsior Fund and High Yield Fund, a Portfolio of the Trust (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

   (a) Portfolio valuation:

      Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust.

      Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of

   Trustees with regard to the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

      Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion. The Portfolios do not isolate that portion of gains and losses on equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

   (c) Concentration of risks:

      The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

   (d) Repurchase agreements:

      The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

      If the value of the underlying securities falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

   (e) Dividends and distributions to shareholders:

      Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders at least annually.

   (f) Expense allocation:

      Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses, Shareholder Servicing Fees and Related Party Transactions:

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Managed Income Fund, 0.35% of the average daily net assets of the Intermediate-Term Managed Income Fund, 0.30% of the average daily net assets of the Short-Term Government Securities Fund and 0.80% of the average daily net assets of the High Yield Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services) and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2003, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

                 Managed Income Fund.................. $180,338
                 Intermediate-Term Managed Income Fund  256,570
                 Short-Term Government Securities Fund  261,764
                 High Yield Fund......................  160,076

   Currently, U.S. Trust is voluntarily limiting its investment advisory fee to 0.65% of the average daily net assets for Managed Income Fund.

   From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2003, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

              Managed Income Fund........................... 0.90%
              Intermediate-Term Managed Income Fund......... 0.65%
              Short-Term Government Securities Fund......... 0.60%
              High Yield Fund--Shares....................... 1.05%
              High Yield Fund--Institutional Shares......... 0.80%

   For the year ended March 31, 2003, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

            Managed Income Fund........................... $110,801
            Intermediate-Term Managed Income Fund.........   18,650
            Short-Term Government Securities Fund.........   27,320
            High Yield Fund...............................  314,756

   Excelsior Fund and the Trust has also entered into shareholder servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the shareholder services provided by each service organization to its customers, each Portfolio will pay the service organization a shareholder servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

   Shareholder servicing fees paid to affiliates of U.S. Trust amounted to $982,522 for the year ended March 31, 2003. U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each single class Portfolio in an amount equal to the shareholder servicing fees paid to subsidiaries of U.S. Trust Corporation. With regard to multi-class Portfolios, U.S. Trust receives shareholder servicing fees at the annual rate of up to 0.25% of the average daily net asset value of each multi-class Portfolio's Shares class for which it provides shareholder servicing. For the year ended March 31, 2003, U.S. Trust waived investment advisory and administration fees in amounts equal to the shareholder servicing fees for the Portfolios as follows:

            Managed Income Fund........................... $ 88,612
            Intermediate-Term Managed Income Fund.........  377,421
            Short-Term Government Securities Fund.........  370,834
            High Yield Fund...............................  145,655

   Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

   Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Portfolios.

   The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the daily net asset value of the Portfolio's outstanding shares. Until further notice, the Trust has voluntarily agreed to stop charging fees under the Distribution Plan.

   Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.  Purchases and Sales of Securities:

   For the year ended March 31, 2003, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                   Purchases      Sales
                                                  ------------ ------------
    Managed Income Fund
       U.S. Government........................... $224,444,507 $232,413,451
       Other.....................................   77,047,513   74,428,130
    Intermediate-Term Managed Income Fund
       U.S. Government...........................  160,016,119  176,770,838
       Other.....................................  158,580,172  101,329,393
    Short-Term Government Securities Fund
       U.S. Government...........................  727,663,702  496,854,126
       Other.....................................   74,964,741   40,266,746
    High Yield Fund
       U.S. Government...........................           --           --
       Other.....................................  277,002,069  294,510,608

4.  Federal Taxes:

   It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as regulated investment companies, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                                 Undistributed  Accumulated
                                                 Net Investment Net Realized
                                                     Income     Gain (Loss)  Paid-In-Capital
                                                 -------------- ------------ ---------------
Managed Income Fund.............................  $   (26,560)  $    26,560             --
Intermediate-Term Managed Income Fund...........    1,228,103    (1,228,103)            --
Short-Term Government Securities Fund...........      947,187      (947,187)            --
High Yield Fund.................................   25,246,012    (4,525,228)  $(20,720,784)

   The tax character of dividends and distributions paid during the years ended March 31, 2002 and March 31, 2003 were as follows:

                                                       Long-Term
                                            Ordinary    Capital    Return of
                                             Income      Gain       Capital      Total
                                           ----------- ---------- ----------- -----------
Managed Income Fund
   2002................................... $14,209,377 $1,253,557          -- $15,462,934
   2003...................................  14,203,922    226,594          --  14,430,516
Intermediate-Term Managed Income Fund
   2002...................................  13,194,894    575,611          --  13,770,505
   2003...................................  19,225,536  1,257,959          --  20,483,495
Short-Term Government Securities Fund
   2002...................................   5,677,912    215,790          --   5,893,702
   2003...................................  14,149,448    456,543          --  14,605,991
High Yield Fund
   2002...................................  25,702,119         --          --  25,702,119
   2003...................................  42,429,596         -- $20,720,784  63,150,380

   As of March 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                              Post-       Capital       Unrealized      Other
                                  Ordinary    Long-Term      October        Loss       Appreciation   Temporary
                                   Income   Capital Gains    Losses     Carryforward  (Depreciation) Differences      Total
                                 ---------- ------------- ------------  ------------  -------------- -----------  ------------
Managed Income Fund............. $2,206,839  $2,018,502             --            --   $ 11,335,338  $(1,136,458) $ 14,424,221
Intermediate-Term Managed
 Income Fund....................  1,631,470   1,849,071             --            --     10,587,568   (1,440,762)   12,627,347
Short-Term Government
 Securities Fund................  2,737,322          --   $   (228,654)           --      5,683,347   (1,234,261)    6,957,754
High Yield Fund.................         --          --    (11,575,559) $(19,638,420)   (59,931,543)  (4,476,473)  (95,621,995)

   Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2003, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                Expiration Date Expiration Date
                                   March 31,       March 31,
                                     2010            2011
                                --------------- ---------------
                High Yield Fund   $2,181,571      $17,456,849

   At March 31, 2003, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                             Federal     Tax Basis     Tax Basis    Net Unrealized
                                               Tax       Unrealized    Unrealized    Appreciation
                                              Cost      Appreciation (Depreciation) (Depreciation)
                                           ------------ ------------ -------------- --------------
Managed Income Fund....................... $310,112,437 $12,371,030   $ (1,035,692)  $ 11,335,338
Intermediate-Term Managed Income Fund.....  424,355,461  13,460,845     (2,873,277)    10,587,568
Short-Term Government Securities Fund.....  576,559,795   6,149,776       (466,429)     5,683,347
High Yield Fund...........................  226,910,018   5,272,053    (65,203,596)   (59,931,543)

5.  Capital Transactions:

   Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
30.875 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 750 million shares of the Managed Income Fund, 1.5 billion shares of the Intermediate-Term Managed Income Fund, and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                                 Managed Income Fund
                                 --------------------------------------------------
                                    Year Ended 03/31/03       Year Ended 03/31/02
                                 ------------------------  ------------------------
                                   Shares       Amount       Shares       Amount
                                 ----------  ------------  ----------  ------------
Sold............................ 10,169,254  $ 94,109,119   8,033,767  $ 73,249,334
Issued as reinvestment of
  dividends.....................    365,026     3,382,307     256,473     2,339,213
Redeemed........................ (7,142,371)  (66,072,813) (8,280,919)  (75,513,874)
                                 ----------  ------------  ----------  ------------
Net Increase....................  3,391,909  $ 31,418,613       9,321  $     74,673
                                 ==========  ============  ==========  ============


                                             Intermediate-Term Managed Income Fund
                                     ----------------------------------------------------
                                         Year Ended 03/31/03        Year Ended 03/31/02
                                     --------------------------  ------------------------
                                        Shares        Amount       Shares       Amount
                                     -----------  -------------  ----------  ------------
Sold................................  25,421,360  $ 185,060,507  15,012,878  $108,479,291
Issued as reinvestment of dividends.     119,659        872,324      77,655       561,129
Redeemed............................  (9,301,165)   (67,792,241) (7,192,566)  (51,969,267)
                                     -----------  -------------  ----------  ------------
Net Increase........................  16,239,854  $ 118,140,590   7,897,967  $ 57,071,153
                                     ===========  =============  ==========  ============

                                             Short-Term Government Securities Fund
                                     ----------------------------------------------------
                                         Year Ended 03/31/03        Year Ended 03/31/02
                                     --------------------------  ------------------------
                                        Shares        Amount       Shares       Amount
                                     -----------  -------------  ----------  ------------
Sold................................  68,119,920  $ 495,272,695  22,733,901  $162,795,369
Issued as reinvestment of dividends.     180,819      1,316,935     105,281       752,260
Redeemed............................ (27,201,510)  (198,060,431) (6,243,685)  (44,725,169)
                                     -----------  -------------  ----------  ------------
Net Increase........................  41,099,229  $ 298,529,199  16,595,497  $118,822,460
                                     ===========  =============  ==========  ============

                                                        High Yield Fund
                                     ----------------------------------------------------
                                         Year Ended 03/31/03        Year Ended 03/31/02
                                     --------------------------  ------------------------
                                        Shares        Amount       Shares       Amount
                                     -----------  -------------  ----------  ------------
Sold:
   Shares...........................  26,619,786  $ 124,891,845  23,197,321  $154,691,471
   Institutional Shares.............   5,477,986     28,689,696   5,863,484    38,367,544
Issued as reinvestment of dividends:
   Shares...........................     991,149      4,442,208     207,308     1,355,149
   Institutional Shares.............      90,125        471,712      37,786       240,458
Redeemed:
   Shares........................... (22,541,900)   (99,348,474) (3,455,850)  (22,873,383)
   Institutional Shares.............  (4,001,115)   (17,456,381)   (585,500)   (3,806,162)
                                     -----------  -------------  ----------  ------------
Net Increase........................   6,636,031  $  41,690,606  25,264,549  $167,975,077
                                     ===========  =============  ==========  ============

6.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2003, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Director/Trustees of Excelsior Funds, Inc. and Excelsior Funds Trust

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds (three of the portfolios constituting the Excelsior Funds, Inc., and one of the portfolios constituting the Excelsior Funds Trust) (collectively, the "Funds") as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [LOGO] Ernst & Young LLP
                                        /s/ Ernst & Young LLP
Boston, Massachusetts
May 16, 2003

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                    Term of                                               Funds
                                   Office and                                            Complex        Other
                     Position(s)   Length of                                           Overseen by  Directorships
  Name, Address,    Held with each    Time            Principal Occupation(s)             Board     Held by Board
      Age(1)           Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------- -------------- ---------- --------------------------------------- ------------- -------------
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham  Director/     Since 1997 Retired; Chairman of the Board (since        31           None
 Age: 71             Trustee,                 1997) and President, Treasurer and
                     Chairman of              Director (since 1995) of Excelsior Fund
                     the Board                and Excelsior Tax-Exempt Fund;
                                              Chairman of the Boards (since 1997),
                                              President, Treasurer and Trustee (since
                                              1995) of Excelsior Funds Trust; Vice
                                              Chairman of U.S. Trust Corporation
                                              and U.S. Trust New York (from
                                              February 1990 until September 1995);
                                              and Chairman, U.S. Trust Company
                                              (from March 1993 to May 1997).

Rodman L. Drake      Director/     Since 1994 Director of Excelsior Fund and               31           None
 Age: 60             Trustee                  Excelsior Tax-Exempt Fund (since
                                              1996); Trustee of Excelsior Funds Trust
                                              (since 1994); Director, Parsons
                                              Brinkerhoff, Inc. (engineering firm)
                                              (since 1995); President, Continuation
                                              Investments Group, Inc. (since 1997);
                                              President, Mandrake Group
                                              (investment and consulting firm)
                                              (1994-1997); Chairman, MetroCashcard
                                              International Inc. (since 1999);
                                              Director, Hotelivision, Inc. (since
                                              1999); Director, Alliance Group
                                              Services, Inc. (since 1998); Director,
                                              Clean Fuels Technology Corp. (since
                                              1998); Director, Absolute Quality Inc.
                                              (since 2000); Director, Hyperion Total
                                              Return Fund, Inc. and three other
                                              funds for which Hyperion Capital
                                              Management, Inc. serves as investment
                                              adviser (since 1991); Director, The
                                              Latin America Smaller Companies
                                              Fund, Inc. (from 1993 to 1998).

        Directors/Trustees and Officers of the Excelsior Funds Complex
                            (Unaudited)(Continued)

                                                                                            Number of
                                                                                          Portfolios in
                                                                                            Excelsior
                                    Term of                                                   Funds
                                   Office and                                                Complex        Other
                    Position(s)    Length of                                               Overseen by  Directorships
  Name, Address,   Held with each     Time               Principal Occupation(s)              Board     Held by Board
      Age(1)          Company      Served(2)               During Past 5 Years              Member(3)     Member(4)
------------------ -------------- ------------- ----------------------------------------- ------------- -------------
Ralph E. Gomory(5)   Director/    September     Director of Excelsior Fund and                 31           None
  Age: 73            Trustee      2001-February Excelsior Tax-Exempt Fund and
                                  2003          Trustee of Excelsior Funds Trust (since
                                                September 2001); President, Alfred P.
                                                Sloan Foundation (since 1989);
                                                Director, Ashland, Inc. (refining,
                                                distribution, road construction) (since
                                                1989); Director, Lexmark International,
                                                Inc. (printer manufacturing) (since
                                                1991); Director, Washington Post
                                                Company (media) (since 1989);
                                                Director, Polaroid Company (cameras
                                                and film) (since 1993).

Mel Hall             Director/     Since 2000   Director of Excelsior Fund and                 31           None
 Age: 58             Trustee                    Excelsior Tax-Exempt Fund (since July
                                                2000); Trustee of Excelsior Funds Trust
                                                (since July 2000); Chief Executive
                                                Officer, Comprehensive Health
                                                Services, Inc. (health care management
                                                and administration).

Roger M. Lynch       Director/     Since 2001   Retired; Director of Excelsior Fund and        31           None
 Age: 62             Trustee                    Excelsior Tax-Exempt Fund and
                                                Trustee of Excelsior Funds Trust (since
                                                September 2001); Chairman of the
                                                Board of Trustees of Fairfield University
                                                (since 1996); Director, SLD
                                                Commodities, Inc. (importer of nuts)
                                                (since 1991); President, Corporate
                                                Asset Funding Co., Inc. (asset
                                                securitization) (from 1987 to 1999);
                                                General Partner (from 1980 to 1986)
                                                and Limited Partner (from 1986 to
                                                1999), Goldman Sachs & Co.;
                                                Chairman, Goldman Sachs Money
                                                Markets, Inc. (from 1982 to 1986).

Jonathan Piel        Director/     Since 1994   Director, Excelsior Funds, Inc. and            31           None
 Age: 64             Trustee                    Excelsior Tax-Exempt Funds, Inc.
                                                (since 1996); Trustee, Excelsior Funds
                                                Trust (since 1994); Director, Group for
                                                the South Fork, Bridgehampton, NY
                                                (since 1993); and Master of
                                                Professional Studies, Interactive
                                                Telecommunication Program, Tisch
                                                School of the Arts, New York University.
                                                Retired in 1994 as The Editor, Scientific
                                                American and Vice President, Scientific
                                                American, Inc.

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                       Term of                                               Funds
                                      Office and                                            Complex        Other
                       Position(s)    Length of                                           Overseen by  Directorships
   Name, Address,     Held with each     Time            Principal Occupation(s)             Board     Held by Board
       Age(1)            Company      Served(2)            During Past 5 Years             Member(3)     Member(4)
--------------------- --------------- ---------- --------------------------------------- ------------- -------------

OFFICERS
James L. Bailey       President         Since    Executive Vice President of U.S. Trust       N/A           N/A
 114 West 47th Street                  May 2003  Corporation and U.S. Trust New York
 New York, NY 10036                              (since January 2003); President,
 Age: 57                                         Excelsior Fund, Excelsior Tax-Exempt
                                                 Fund and Excelsior Funds Trust (since
                                                 May 2003); Consultant in the financial
                                                 services industry (from August 2000 to
                                                 January 2003); Executive Vice President
                                                 of Citicorp (1992 to August 2000).

Brian Schmidt         Vice President, Since 2001 Senior Vice President, U.S. Trust            N/A           N/A
 225 High Ridge Road  Chief Financial            Company (since 1998); Vice President,
 Stamford, CT 06905   Officer and                U.S. Trust Company (from 1996-1998);
 Age: 44              Treasurer                  Vice President, Chief Financial Officer
                                                 and Treasurer, Excelsior Fund,
                                                 Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Chief Financial Officer,
                                                 Excelsior Venture Investors III, LLC
                                                 and Excelsior Venture Partners III,
                                                 LLC (since 2001); Chief Financial
                                                 Officer, Excelsior Private Equity Fund
                                                 II, Inc. (since 1997) and UST Private
                                                 Equity Fund, Inc. (since 1995).

Frank Bruno           Vice President  Since 2001 Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant              (since 1994); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 43                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Treasurer, Excelsior Venture
                                                 Investors III, LLC and Excelsior
                                                 Venture Partners III, LLC (since 2001),
                                                 Excelsior Private Equity Fund II, Inc.
                                                 (since 1997) and UST Private Equity
                                                 Fund, Inc. (since 1995).

Joseph Leung          Vice President    Since    Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant    May 2003  (since March 2003); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 37                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since May
                                                 2003); Vice President of Merrill Lynch
                                                 & Co. (from 2000 to 2002); Treasurer,
                                                 Vice President and Chief Accounting
                                                 Officer of Midas Funds, Bexil Fund,
                                                 Tuxis Fund, Global Income Fund and
                                                 Winmill & Co. Incorporated (from
                                                 1995 to 2000).

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                             Number of
                                                                                           Portfolios in
                                                                                             Excelsior
                                         Term of                                               Funds
                                        Office and                                            Complex        Other
                          Position(s)   Length of                                           Overseen by  Directorships
     Name, Address,      Held with each    Time            Principal Occupation(s)             Board     Held by Board
         Age(1)             Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------------ -------------- ---------- --------------------------------------- ------------- -------------

Alison Baur                Secretary      Since    Vice President, Charles Schwab & Co.,        N/A           N/A
 101 Montgomery Street                   May 2003  Inc. (since 1999); Secretary, Excelsior
 San Francisco, CA 94104                           Fund, Excelsior Tax-Exempt Fund and
 Age: 39                                           Excelsior Funds Trust (since May
                                                   2003); Associate General Counsel,
                                                   Grantham, Mayo, Van Otterloo & Co.
                                                   LLC (1997-1999).

Lee Wilcox                 Assistant    Since June Employed by SEI Investments since            N/A           N/A
 530 E. Swedesford Road    Treasurer       2002    June 2002. Director of Fund
 Wayne, PA 19087                                   Accounting, SEI Investments since
 Age: 44                                           June 2002. Senior Operations Manager
                                                   of Deutsche Bank Global Fund Services
                                                   (2000-2002), PricewaterhouseCoopers
                                                   LLP (1995-2000), United States Army
                                                   (1982-1992).

Timothy D. Barto           Assistant    Since 2001 Employed by SEI Investments since            N/A           N/A
 One Freedom               Treasurer               October 1999. Vice President and
 Valley Drive                                      Assistant Secretary of SEI Investments
 Oaks, PA 19456                                    since December 1999. Associate at
 Age: 35                                           Dechert, Price & Rhoads (1997-1999).
                                                   Associate at Richter, Miller & Finn
                                                   (1993-1997).

--------
(1)Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2)Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3)The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5)During February 2003, Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                     Federal Tax Information: (Unaudited)

   For the year ended March 31, 2003, the designation of long-term capital gains and the percentage of income earned from direct treasury obligations was as follows:

                                                    20%
                                                 Long-Term   Interest
                                                Capital Gain  Earned
                                                ------------ --------
          Managed Income Fund..................  $  226,594    9.70%
          Intermediate-Term Managed Income Fund   1,257,959    6.57%
          Short-Term Government Securities Fund     456,543   27.30%
          High Yield Fund......................          --    0.17%



                                                                   AR-TXBL-0303